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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                              --------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report
(Date of Earliest Event Reported):                  Commission File Number:
         AUGUST 7, 2001                                    01-12888


                              --------------------


                                SPORT-HALEY, INC.
             (Exact name of Registrant as specified in its charter)



            COLORADO                                       84-1111669
    (State of incorporation)                            (I.R.S. Employer
                                                     Identification Number)


                               4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                                  303/320-8800
                         (Address of principal executive
                          offices and telephone number)


                              --------------------




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ITEM 5.

         On August 7, 2001, Sport-Haley, Inc. (the "Company") issued a press release announcing the closure of its wholly-owned subsidiary, B&L Sportswear, Inc. ("B&L"), a golf apparel manufacturing facility located in Four Oaks, North Carolina. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



ITEM 7.  EXHIBITS

             Exhibit No.                   Description
             -----------                   -----------

                99.1            Press Release dated August 7, 2001





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPORT-HALEY, INC.


Date: August 7, 2001                     By:     /s/ Patrick W. Hurley
                                            ------------------------------------
                                            Patrick W. Hurley, Chief Financial
                                            Officer




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                                     EXHIBIT


Exhibit No.                        Description
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
    99.1               Press Release dated August 7, 2001